                               -------------------
                                 MAIRS AND POWER
                               BALANCED FUND, INC.
                               -------------------

--------------------------------------------------------------------------------

1ST QUARTER REPORT
March 31, 1999


To Our Shareholders:                                                May 19, 1999

FIRST QUARTER RESULTS

After showing a strong fourth quarter recovery last year, the Balanced Fund experienced pretty much a break-even period in the first quarter of 1999. Investment results were adversely influenced by extremely narrow leadership in the stock market and lower fixed income returns as a result of rising interest rates. Based on a March 31, 1999 net asset value of $49.72 per share, the Fund experienced a very slight negative total investment return of 0.1% during the quarter after adjustment for the reinvestment of cash dividends. This compares with other benchmark returns of 5.0% for the Standard & Poor's 500 Stock Index, 7.0% for the Dow Jones Industrial Average and -1.2% for the Lehman Bros. Gov't/Corp. Bond Index. Among other comparable balanced mutual funds, the Fund ranked 240th out of CDA/Wiesenberger domestic balanced universe of 367 funds.

The U. S. economy turned in a remarkably strong showing in the first quarter with real Gross Domestic Product rising at a 4.5% annual rate. This surprising strength continued to be largely a function of consumer spending which rose at a 6.7% annual rate, the fastest pace in eleven years. Consumer spending growth, in turn, reflected gains in total employment and a relatively high level of confidence. Inflation remained under good control with the implicit deflator rising only 1.4% in spite of above trend economic growth and a tight labor market. A major factor responsible for this exceptional price stability has been a high level of productivity which rose at an impressive 4% annual rate in the quarter. Interest rates moved up moderately during the quarter in response to economic strength and renewed expectations of some pick-up in the future rate of inflation. Finally, preliminary indications are that corporate earnings increased at a high "single digit" rate after a disappointing second half last year.

Because of increasingly narrow leadership, most major stock market indices tended to overstate market strength. In this regard, one recent study suggested that nearly all of the first quarter's S&P 500 return of 5.0% was contributed by only 21 large capitalization stocks while the remaining 479 canceled each other out. Small and mid-sized capitalization stocks measured by the Russell 2000 Index were actually down 5.4%. In terms of industry groups, computer peripherals and software, communications (cellular/wireless) and oil services had the strongest performance while home building, certain basic industries (metals and mining) and utilities were among the weakest performers. Turning to individual holdings in the Fund, Delta Air Lines (+33.7%), Corning (+33.3%) and Merrill Lynch (+32.6%) did the best while American Greetings (-38.2%), National Computer Systems (-33.8%) and MTS Systems (-25.0%) fared the worst.

FUTURE OUTLOOK

Although the rate of future economic growth is expected to slow some from the surprisingly robust results of the past two quarters, continuing strong underlying fundamentals still seem to suggest a rate in the area of 3%. While a recent up-tick in the rate of inflation (+0.7% for the Consumer Price Index in April) is a source of some concern, it would be premature to conclude that this is the beginning of a new longer term trend. Rather, it is our belief that the April number will prove to be somewhat of an aberration with the full year rate unlikely to go much beyond a relatively modest rate of 3%. This, of course, assumes that economic growth will show some slowdown in coming quarters and that oil costs stabilize near current levels. Continuing progress in the area of productivity should keep unit labor costs under control and also allow for some further improvement in corporate profitability. Corporate earnings are projected to continue increasing at a rate in the 6-8% range over the remainder of the year.

While the stock market as measured by some major indices appears quite generously valued, it is important to note that certain indices are being significantly influenced by a relatively small number of issues which have extremely high valuations. The broader market, including most small and mid-cap issues, looks to be far more reasonably valued although still high by historical standards. When viewing current valuation levels, it is important to consider such factors as the strength of the U. S. economy, the improving outlook for corporate earnings, favorable supply/demand fundamentals because of stock buy-backs and cash mergers, lack of attractive investment alternatives and the attractiveness of U. S. stocks to foreign investors. Consequently, we believe the overall outlook for stock prices remains basically positive, however, we also recognize that the risks of a major correction have also increased with the recent upward move in interest rates.

                                                                William B. Frels
                                                                       President

SCHEDULE OF INVESTMENTS                                           MARCH 31, 1999
--------------------------------------------------------------------------------


   FACE                                                                                             MARKET
  AMOUNT                               SECURITY DESCRIPTION                                         VALUE
----------   -------------------------------------------------------------------------------    ------------
FIXED INCOME SECURITIES
             U.S.TREASURY & FEDERAL AGENCY OBLIGATIONS  21.6%
$ 200,000    U.S. Treasury Notes                                      7.125%      09/30/99         $202,312
  250,000    Federal Farm Credit Bank                                  6.25%      04/29/03          249,844
  260,000    Federal Farm Credit Bank                                  6.30%      06/09/03          258,944
  250,000    Federal Home Loan Bank                                   6.455%      02/22/02          252,422
  250,000    Federal Home Loan Bank                                   6.155%      10/30/02          250,078
  250,000    Federal Home Loan Bank                                    6.55%      11/12/02          251,875
  250,000    Federal Home Loan Bank                                    6.30%      05/19/03          251,016
  250,000    Federal Home Loan Bank                                    7.42%      07/08/03          251,641
  250,000    Federal Home Loan Bank                                   6.315%      11/25/03          250,156
  250,000    Federal Home Loan Bank                                   7.012%      07/14/04          251,328
  250,000    Federal Home Loan Bank                                    7.00%      07/14/05          254,062
  250,000    Federal Home Loan Bank                                    7.00%      08/15/07          252,891
  250,000    Federal Home Loan Bank                                   7.075%      07/25/12          254,531
  250,000    Federal Home Loan Bank                                    6.50%      09/18/13          244,375
  250,000    Federal Home Loan Bank                                    6.41%      02/11/14          242,500
  250,000    Federal Home Loan Mortgage Corporation                    6.00%      12/01/05          247,266
  250,000    Federal Home Loan Mortgage Corporation                    6.41%      01/20/09          246,953
  250,000    Federal Home Loan Mortgage Corporation                    6.25%      01/21/09          245,547
  250,000    Federal Home Loan Mortgage Corporation                    6.60%      11/19/13          244,922
  250,000    Federal National Mortgage Association                     7.23%      05/17/04          253,984
  500,000    Federal National Mortgage Association                     6.45%      04/04/05          498,281
  250,000    Federal National Mortgage Association                     6.26%      08/03/05          248,047
  250,000    Federal National Mortgage Association                     7.50%      02/02/07          253,047
  250,000    Federal National Mortgage Association                     7.68%      04/24/07          255,312
  250,000    Federal National Mortgage Association                     7.43%      06/13/07          255,625
  250,000    Federal National Mortgage Association                     6.41%      01/16/08          248,437
  250,000    Federal National Mortgage Association                     6.52%      03/05/08          249,141
  250,000    Federal National Mortgage Association                     6.56%      04/23/08          250,703
  250,000    Federal National Mortgage Association                     6.58%      06/16/08          248,750
  250,000    Federal National Mortgage Association                     6.11%      01/15/09          245,391
  250,000    Federal National Mortgage Association                     6.18%      02/19/09          246,094
  250,000    Federal National Mortgage Association                     6.49%      03/18/09          249,844
  250,000    Federal National Mortgage Association                     7.15%      11/03/10          253,281
                                                                                                ------------
                                                                                                  8,458,600
                                                                                                ------------
             OTHER NON-CONVERTIBLE BONDS  8.5%
  300,000    Bankers Trust NY Corp.                                   7.125%      07/31/02          306,281
  250,000    Household Finance Corp.                                   7.00%      02/15/03          258,750
  265,000    J.C. Penney & Co.                                         6.00%      05/01/06          252,992
  250,000    Bankers Trust NY Corp.                                    6.70%      10/01/07          250,469
  250,000    Merrill Lynch and Co., Inc.                               7.00%      04/27/08          259,063
  250,000    General Foods Corporation                                 7.00%      06/15/11          253,203
  200,000    Ford Motor Company Debentures                             9.50%      09/15/11          255,000
  250,000    Goldman Sachs & Company                                   8.00%      03/01/13          272,188
  250,000    Allstate Corp.                                            7.50%      06/15/13          272,891
  250,000    CNA Financial Corp.                                       6.95%      01/15/18          233,984
  250,000    Lincoln National Corp.                                    7.00%      03/15/18          251,484
  250,000    Provident Companies                                       7.00%      07/15/18          250,156
  250,000    South Jersey Gas Co.                                     7.125%      10/22/18          235,859
                                                                                                ------------
                                                                                                  3,352,320
                                                                                                ------------

             CONVERTIBLE BONDS  1.5%
  150,000    Cray Research, Inc.                                      6.125%      02/01/11          101,625
  250,000    Noram Energy                                              6.00%      03/15/12          238,438
  250,000    Oryx Energy                                               7.50%      05/15/14          247,812
                                                                                                ------------
                                                                                                  $ 587,875
                                                                                                ------------

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 1999
--------------------------------------------------------------------------------


   FACE                                                                                             MARKET
  AMOUNT                               SECURITY DESCRIPTION                                         VALUE
----------   -------------------------------------------------------------------------------    ------------
FIXED INCOME SECURITIES (CONTINUED)
             NON-CONVERTIBLE AND CONVERTIBLE PREFERRED STOCK  1.3%
    6,000    Barclays Bank PLC, Series E                           $ 2.00                         $ 159,375
    2,500    J.P. Morgan & Co., Series A., Adj Rate Pf             $ 5.00                           228,750
    2,000    St. Paul Capital Pf                                   $ 3.00                           115,500
                                                                                                ------------
                                                                                                    503,625
                                                                                                ------------
             TOTAL FIXED INCOME SECURITIES  32.9%                                               $12,902,420
                                                                                                ------------


COMMON STOCKS

NUMBER OF                                                                                           MARKET
 SHARES                                    SECURITY DESCRIPTION                                     VALUE
----------   -------------------------------------------------------------------------------   ------------
             BASIC INDUSTRIES  7.3%
   10,000    Bemis Company, Inc.                                                                  $ 310,625
    5,000    Cooper Industries, Inc.                                                                213,125
    6,000    Delta Air Lines, Inc.                                                                  417,000
   25,000    Graco Inc.                                                                             551,563
   10,000    Ingersoll-Rand Company                                                                 496,250
   10,000    Pentair, Inc.                                                                          337,500
   10,000    Weyerhaeuser Company                                                                   555,000
                                                                                                ------------
                                                                                                  2,881,063
                                                                                                ------------

             CONSUMER  8.0%
    8,000    American Greetings Class A                                                             203,000
    6,000    Briggs & Stratton Corporation                                                          295,875
    8,000    Deluxe Corp.                                                                           233,000
    4,000    Eastman Kodak Company                                                                  255,500
    3,000    General Mills, Inc.                                                                    226,687
    6,000    Genuine Parts Company                                                                  172,875
    6,000    Hershey Foods Corporation                                                              336,375
   15,000    Hormel (Geo. A.) & Company                                                             534,375
   10,000    Jostens, Inc.                                                                          212,500
   10,000    Kimberly Clark                                                                         479,375
   20,000    Sturm, Ruger & Co., Inc.                                                               200,000
                                                                                                ------------
                                                                                                  3,149,562
                                                                                                ------------

             ENERGY  6.2%
    5,293    BP Amoco PLC ADR                                                                       534,593
    8,000    Burlington Resources Inc.                                                              319,500
    4,000    Exxon Corporation                                                                      282,250
    5,000    Mobil Corporation                                                                      440,000
    6,000    Murphy Oil Corporation                                                                 249,000
   10,000    Schlumberger, Limited                                                                  601,875
                                                                                                ------------
                                                                                                $ 2,427,218
                                                                                                ------------

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 1999
--------------------------------------------------------------------------------


NUMBER OF                                                                                           MARKET
 SHARES                                    SECURITY DESCRIPTION                                     VALUE
----------   -------------------------------------------------------------------------------    ------------
COMMON STOCKS (CONTINUED)
             FINANCIAL  18.2%
    5,000    American Express Company                                                             $588,750
    8,000    BankAmerica Corporation                                                               565,000
   25,000    Community First Bankshares, Inc.                                                      500,000
    7,600    Firstar Corp.                                                                         680,200
    5,062    Jefferson-Pilot Corp.                                                                 342,951
   15,000    Merrill Lynch & Co., Inc.                                                           1,327,500
    5,000    J.P. Morgan & Co., Inc.                                                               616,875
   14,000    ReliaStar Financial Corp.                                                             596,750
   15,000    U.S. Bancorp                                                                          510,937
   40,000    Wells Fargo & Company                                                               1,402,500
                                                                                                ------------
                                                                                                 7,131,463
                                                                                                ------------
             HEALTH CARE  10.9%
   13,000    American Home Products Corporation                                                    848,250
    5,000    Baxter International Inc.                                                             330,000
   16,000    Bristol-Myers Squibb Company                                                        1,026,000
   15,000    Pfizer Inc.                                                                         2,081,250
                                                                                                ------------
                                                                                                 4,285,500
                                                                                                ------------
             TECHNOLOGY  11.3%
    8,723    AMP Incorporated                                                                      466,681
   15,000    Corning Inc.                                                                          900,000
    8,000    Emerson Electric Co.                                                                  423,500
    8,000    Honeywell Inc.                                                                        606,500
    4,000    International Business Machines Corporation                                           709,000
   35,000    MTS Systems Corporation                                                               354,375
    7,000    Minnesota Mining & Manufacturing Company                                              495,250
   20,000    National Computer Systems, Inc.                                                       490,000
                                                                                                ------------
                                                                                                 4,445,306
                                                                                                ------------
             UTILITIES  2.3%
    5,000    American Water Works Company, Inc.                                                    145,625
    7,000    GTE Corporation                                                                       423,500
    6,000    U S West Inc.                                                                         330,375
                                                                                                ------------
                                                                                                   899,500
                                                                                                ------------
             TOTAL COMMON STOCK  64.2%                                                          25,219,612

             TOTAL INVESTMENTS  97.1%                                                           38,122,032
                                                                                                ------------
             OTHER ASSETS IN EXCESS OF LIABILITIES  2.9%                                         1,153,281

             NET ASSETS  100%                                                                  $39,275,313
                                                                                                ------------
                                                                                                ------------


STATEMENT OF NET ASSETS                                                                       AT MARCH 31, 1999
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments as annexed, at market value (cost $13,912,387)...................................    $29,663,432
US Governments (cost $8,450,413).............................................................      8,458,600
Cash.........................................................................................        881,650
Dividends and interest receivable............................................................        252,386
Receivables for securities sold, not yet delivered...........................................         91,189
Prepaid expense..............................................................................          2,545
                                                                                               ----------------
                                                                                                  39,349,802

LIABILITIES
Accrued management fee..................................................        $19,081
Accrued custodian and transfer agent fee................................            725
Payable for securities purchased, not yet received......................         54,683               74,489
                                                                          ----------------     ----------------

NET ASSETS
Equivalent to $49.72 per share on 789,969 shares outstanding.................................    $39,275,313
                                                                                               ----------------
                                                                                               ----------------

STATEMENT OF CHANGES IN NET ASSETS                                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
---------------------------------------------------------------------------------------------------------------
NET ASSETS, December 31, 1998................................................................    $38,355,609
Net investment income, per statement below..............................      $258,892
Distribution to Shareholders............................................      (235,302)               23,590
                                                                          ----------------
Fund shares issued and repurchased:
  Received for 42,709 shares issued.....................................     2,116,894
  Paid for 19,160 shares repurchased....................................      (952,847)            1,164,047
Increase in unrealized net appreciation (depreciation) of investments........................       (603,268)
Net gain (or loss) realized from sales of securities.........................................        335,335
Distribution from net realized gain..........................................................              0
                                                                                               ----------------
NET ASSETS, March 31, 1999...................................................................    $39,275,313
                                                                                               ----------------
                                                                                               ----------------

STATEMENT OF NET INVESTMENT INCOME                                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends....................................................................................       $132,867
Interest.....................................................................................        209,609
                                                                                               ----------------
                                                                                                     342,476

EXPENSES
Management fee (Note A).................................................       $57,435
Fees and expenses of custodian, transfer agent and
  dividend disbursing agent (Note A)....................................         8,668
Legal and auditing fees and expenses....................................         5,232
Insurance...............................................................           372
Other Fees and Expenses.................................................        11,877                83,584
                                                                          ----------------     ----------------
NET INVESTMENT INCOME........................................................................       $258,892
                                                                                               ----------------
                                                                                               ----------------

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisory fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was also paid to Mairs and Power, Inc. which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) Each director of the Fund not affiliated with Mairs and Power, Inc. received $-0- compensation for meetings attended during this three month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the three months ended March 31, 1999 aggregated $2,281,963 and $1,100,721 respectively.

                               -------------------
                                 MAIRS AND POWER
                               BALANCED FUND, INC.
                               -------------------

                                 A NO-LOAD FUND
           W-1420 First National Bank Building, 332 Minnesota Street,
                         St. Paul, Minnesota 55101-1363
                                  651-222-8478

SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------
This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                                  PER SHARE
                                                              ------------------------------------------------
                                                                               DISTRIBUTIONS       DIVIDENDS
                                                                                OF REALIZED        FROM NET
                              SHARES            TOTAL NET       NET ASSET        SECURITIES       INVESTMENT
           DATES           OUTSTANDING            ASSETS          VALUE            GAINS            INCOME
       -------------       -----------          ----------      ---------      -------------      ------------
       Dec. 31, 1979           113,790          $1,644,853        $14.46            $0.30            $1.10
       Dec. 31, 1980           129,196           1,969,896         15.25             0.21             1.25
       Dec. 31, 1981           132,236           1,928,460         14.59                              1.21
       Dec. 31, 1982           135,050           2,274,421         16.84             0.33             1.25
       Dec. 31, 1983           155,828           2,907,432         18.66                              1.28
       Dec. 31, 1984           155,810           2,729,570         17.52             0.45             1.28
       Dec. 31, 1985           183,348           3,837,245         20.93             0.35             1.13
       Dec. 31, 1986           253,724           5,395,111         21.27             1.87             0.98
       Dec. 31, 1987           295,434           5,772,298         19.54             1.09             1.06
       Dec. 31, 1988           317,426           6,569,555         20.70             0.42             1.12
       Dec. 31, 1989           344,486           7,886,058         22.89             0.33             1.08
       Dec. 31, 1990           366,158           8,075,488         22.06             0.07             1.07
       Dec. 31, 1991           400,276          10,676,264         26.67                -             1.00
       Dec. 31, 1992           428,672          11,535,822         26.91             0.30             1.00
       Dec. 31, 1993           476,860          13,441,576         28.19             0.63             0.99
       Dec. 31, 1994           494,968          12,972,976         26.21             0.37             1.03
       Dec. 31, 1995           519,272          16,978,753         32.70             0.28             1.02
       Dec. 31, 1996           558,234          20,565,014         36.84             0.54             1.10
       Dec. 31, 1997           632,540          28,789,593         45.52             0.35             1.19
       Dec. 31, 1998           766,420          38,355,609         50.05             0.60             1.24
       Mar. 31, 1999           789,969          39,275,213         49.72                -             0.30

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

  -----------------------------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS
             THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED MARCH 31, 1999) ARE AS FOLLOWS:

              1 YEAR: +5.4%                          5 YEARS: +17.9%                        10 YEARS: +14.0%
    PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT
    RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE
                                     WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
  -----------------------------------------------------------------------------------------------------------------------

                                                  OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
       William B. Frels              George A. Mairs, III              Peter G. Robb                 Lisa J. Hartzell
    President and Director          Secretary and Director      Vice-President and Director             Treasurer

         Charlton Dietz                               Donald E. Garretson                           J. Thomas Simonet
            Director                                       Director                                     Director

                                MAIRS AND POWER
                              BALANCED FUND, INC.